SUPPLEMENT DATED MAY 31, 2017

 FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2017

1.	In “The Funds Summary Section” for the Floating Rate Fund, under the heading “Principal Investment Strategies”, the following sentence is added as the second sentence in the fifth paragraph:

To a lesser extent, the Fund may invest in below investment grade securities below these ranges.
2.
In “The Funds Summary Section” for the Floating Rate Fund, the table headed “Average Annual Total Returns For Periods Ended December 31, 2016” for the Floating Rate Fund is deleted in its entirety and replaced in its entirety with the following:

 Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	Life of Class*
Class A Shares
(Return Before Taxes)	0.14%	0.02%
(Return After Taxes on Distributions)	-1.19%	-1.21%
(Return After Taxes on Distributions and Sale of Fund Shares)	0.06%	-0.67%
Advisor Class Shares (Return Before Taxes)	6.41%	1.90%
Institutional Class Shares (Return Before Taxes)	6.44%	1.98%
J.P. Morgan BB/B Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	8.57%	3.97%
Credit Suisse Leveraged Loan Index** (reflects no deduction for fees, expenses or taxes)	9.88%	3.98%
* The average annual total returns shown are for the period since the Fund’s commencement on 10/21/13.
**The Fund has changed its primary broad-based securities index to the Credit Suisse Leveraged Loan Index from the J.P. Morgan BB/B Leveraged Loan Index.  The Fund has elected to use the new index because it more closely reflects the Fund’s investment strategy.

3.	In “The Funds in Greater Detail” section for the Floating Rate Fund, under the heading “Principal Investment Strategies”, the following sentence is added as the second sentence in the fifth paragraph:

To a lesser extent, the Fund may invest in below investment grade securities below these ranges.
4.	In the “Fund Management in Greater Detail” section, the following is added to the disclosure related to benchmark indices:

The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the US dollar-denominated leveraged loan market.  Loans included in the index must be issued from companies in developed countries, rated below investment grade by at least one ratings provider, and be fully funded term loans with  a remaining term of at least one year. The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each month.
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Please retain this supplement for future reference

IEP0517

SUPPLEMENT DATED MAY 31, 2017

 FIRST INVESTORS INCOME FUNDS
STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2017

In Part II of the First Investors Income Funds Statement of Additional Information, under the heading “Descriptions of Investment Strategies and Risks” in section “I. Debt Securities”, first paragraph under “E. High Yield Securities” is deleted in its entirety and replaced with the following:

E.  High Yield Securities.  The Funds may invest in high yield, high risk securities also known as junk bonds (“High Yield Securities”), which may include syndicated bank loans, floating rate loans, senior loans, or bonds.  For a discussion of syndicated bank loans, floating rate loans and senior loans, see sections “I. Syndicated Bank Loans”, “O. Variable Rate and Floating Rate Securities” and “P. Senior Loans”, herein.  The Funds may also invest in securities of companies that are in default or undergoing bankruptcy or reorganization (“Distressed Securities”).  The Floating Rate Fund generally invests in below investment grade securities that are rated BB+ through B- by S&P, or Ba1 through B3 by Moody’s, or an equivalent quality rating from another NRSRO, or which are deemed to be of equivalent credit quality by the subadviser.  To a lesser extent, the Fund may invest in below investment grade securities below these ranges.  The Fund For Income considers debt securities that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by the Fund to be of equivalent quality to be below investment grade.  The International Opportunities Bond Fund considers below investment grade securities that are securities rated at the time of purchase to be below the NRSRO’s top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality.  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies that have been downgraded because of financial problems, special purpose entities that are used to finance sales or leases of equipment or receivables, and firms with heavy debt loads.  High Yield Securities may be backed by receivables or other assets and may have zero-coupon or pay-in-kind structures.

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Please retain this supplement for future reference

ISAI0517